                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 8, 2004

                                LIGHTBRIDGE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        DELAWARE                    000-21319                    04-3065140
(STATE OR OTHER JURISDIC-          (COMMISSION                  (IRS EMPLOYER
  TION OF INCORPORATION)           FILE NUMBER)              IDENTIFICATION NO.)

               30 CORPORATE DRIVE, BURLINGTON, MASSACHUSETTS 01803 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 359-4000

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[  ]  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT
      (17 CFR 230.425)

[  ]  SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT
      (17 CFR 240.14a-12)

[  ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE
      EXCHANGE ACT (17 CFR 240.14d-2(b))

[  ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE
      EXCHANGE ACT (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 8, 2004, Lightbridge, Inc., a Delaware corporation ("Lightbridge" or the "Company"), entered into a Separation Agreement and Release with Edward DeArias, its former Vice President of Worldwide Sales. The Agreement provides for (i) the termination of Mr. DeArias' employment effective October 31, 2004;
(ii) the payment of Mr. DeArias' base salary for a period of up to twelve (12) months after the termination of his employment; (iii) outplacement assistance of up to $10,000; (iv) the extension of the time to exercise any vested options through January 29, 2005; and (v) certain other benefits and restrictions as set forth in the Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

     10.1 Separation Agreement and Release dated October 28, 2004 between Lightbridge, Inc. and Edward DeArias.



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LIGHTBRIDGE, INC.
                                   By: /s/ Timothy C. O'Brien
                                   ----------------------
                                   Timothy C. O'Brien
                                   Vice President, Finance and Administration,
                                   Chief Financial Officer and Treasurer

November 10, 2004